EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMC”) performed due diligence services on certain mortgage loans as described below utilizing various scopes of review. All of the mortgage loans reviewed, which were originated by multiple parties, were purchased by entities affiliated with Mill City Holdings, LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party/parties. The mortgage loans were reviewed via files imaged and provided by Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:
▪	Compliance Review:	81 mortgage loans
▪	Data Integrity Review:	81 mortgage loans
▪	Payment History Review:	81 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof. There may have been loans that were excluded from the securitization after the publication of this documentation.

(3) Determination of the sample size and computation.
The Compliance Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

(6) Value of collateral securing the assets: review and methodology.
Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow

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claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (81 Mortgage Loans)
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:

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i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

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(8) Other: review and methodology.

Data Integrity Review
AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file as captured during the Compliance Review.

City	Lifetime Maximum Rate (Ceiling)	Original Interest Only Term	Property Type
Documentation Type	Lifetime Minimum Rate (Floor)	Original Interest Rate	State
First Payment Date of Loan	Loan Purpose	Original Loan Amount	Subsequent Interest Rate Cap (Change Up)
Gross Margin	Modification Date	Original LTV	Subsequent Interest Rate Reset Period
Index Type	Modification Flag	Original Payment Amount Due
Initial Fixed Rate Period	Occupancy	Original Term to Maturity
Initial Interest Rate Cap (Change Up)	Original Amortization Term	Origination Date
Junior Mortgage Balance	Original Appraised Property Value	Originator DTI
Lien Position	Original CLTV	Postal Code

Acquisition Payment History Review
At the time of acquisition, a payment history review (the “Original Payment History Review”) was performed by AMC. There were no updates made to this original review.

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SUMMARY OF FINDINGS AND CONCLUSIONS
There were 81 mortgage loans in the final compliance population. After all documents were presented, 76 (93.83%) of the mortgage loans had exceptions; however, only 7 (8.64%) of the mortgage loans had exceptions that triggered a C or D rating or were incomplete files.

COMPLIANCE RESULTS SUMMARY (81 Mortgage Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

AMC Diligence, LLC (81 Mortgage Loans)
Compliance: Event Level	Loan Count	% of Loans
A	5	6.17%
B	69	85.19%
C	0	0.00%
D	7	8.64%
Total	81	100.00%

OTHER REVIEW RESULTS SUMMARY (81 Mortgage Loans)
Exception Listing
The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMC.

Exception Type	RA Grade	Exception Category	# of Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	7
		Missing, Incorrect, or Incomplete Note	1
		Total Compliance Grade (D) Exceptions:	8
	B	Missing Application Date	49
		TILA	48
		RESPA	23
		FACTA	16
		Missing, Incorrect, or Incomplete GFE	12
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	12
		Missing, Incorrect, or Incomplete Final TIL	8
		Misc. State Level	7
		TIL	3

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Missing, Incorrect, or Incomplete Final or Initial 1003	3
Missing Non-Required Data	3
1003	3
Missing Disclosure	2
Missing, Incorrect, or Incomplete Initial TIL	2
LTV Test	2
State HPML	2
Final TIL Estimated	2
Total Compliance Grade (B) Exceptions:	197
Total Compliance Exceptions:	205

DATA INTEGRITY REVIEW RESULTS SUMMARY (81 Mortgage Loans)
AMC compared 31 unique data fields on all applicable loans to a tape provided by the Client at the time of securitization to the data found in the actual file as captured during the Compliance Review. The findings of the comparison are shown below.

Data Fields	# Variances	# Comparisons	% Variance
Documentation Type	40	81	49.4%
Lifetime Minimum Rate (Floor)	27	81	33.3%
Modification Date	26	81	32.1%
Initial Fixed Rate Period	24	81	29.6%
Initial Interest Rate Cap (Change Up)	24	81	29.6%
Subsequent Interest Rate Cap (Change Up)	23	81	28.4%
Subsequent Interest Rate Reset Period	23	81	28.4%
Index Type	23	81	28.4%
Lifetime Maximum Rate (Ceiling)	23	81	28.4%
Gross Margin	23	81	28.4%
Original LTV	20	81	24.7%
Original Term to Maturity	16	81	19.8%
Original Amortization Term	16	81	19.8%
Property Type	12	81	14.8%
Original CLTV	9	81	11.1%
Loan Purpose	7	81	8.6%
Occupancy	7	81	8.6%
Originator DTI	5	81	6.2%
Modification Flag	5	81	6.2%
Original Appraised Property Value	3	81	3.7%
Original Interest Only Term	3	81	3.7%
City	2	81	2.5%
Postal Code	2	81	2.5%
Junior Mortgage Balance	1	81	1.2%
Original Payment Amount Due	1	81	1.2%
First Payment Date of Loan	1	81	1.2%

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Origination Date	1	81	1.2%
Grand Total	367

PAYMENT HISTORY REVIEW RESULTS SUMMARY (81 Mortgage Loans)
At the time of acquisition, AMC performed reviews utilizing individual mortgage loan payment history reports provided by the servicer of the mortgage loans. Overall, 11 mortgage loans were missing at least one month of pay history information during the relevant review period. Missing months are not treated as delinquent, in bankruptcy, or in foreclosure in statistics below.

Delinquency During Lookback	Loan Count	% of Loans
No Delinquency – No months missing	17	20.99%
No Delinquency - Missing months	3	3.70%
Delinquency - No months missing	53	65.43%
Delinquency – Months missing	8	9.88%
Total	81	100.00%

Lookback Period (months)	Loan Count	% of Loans
12	12	14.81%
24	13	16.05%
36	51	62.96%
80	5	6.17%
Total	81	100.00%

ADDITIONAL SUMMARY (81 Mortgage Loans)
Some % of Loans may not add to 100% due to rounding

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	49	60.49%	$10,328,146.41	59.02%
Adjustable	32	39.51%	$7,171,293.70	40.98%
Total	81	100.00%	$17,499,440.11	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	80	98.77%	$17,460,440.11	99.78%
2	1	1.23%	$39,000.00	0.22%
Total	81	100.00%	$17,499,440.11	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	22	27.16%	$5,233,762.11	29.91%
Cash Out: Home Improvement/Renovation	1	1.23%	$377,600.00	2.16%
Cash Out: Other/Multi-purpose/Unknown Purpose	26	32.10%	$5,447,180.00	31.13%
First Time Home Purchase	14	17.28%	$2,467,228.00	14.10%
Other-than-first-time Home Purchase	12	14.81%	$2,882,120.00	16.47%
Rate/Term Refinance - Borrower Initiated	6	7.41%	$1,091,550.00	6.24%
Total	81	100.00%	$17,499,440.11	100.00%

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Original Term	Loan Count	% of Loans	Original Balance	% of Balance
121-180 Months	2	2.47%	$173,000.00	0.99%
181-240 Months	6	7.41%	$571,923.78	3.27%
241-360 Months	71	87.65%	$16,112,020.42	92.07%
361+ Months	1	1.23%	$507,295.91	2.90%
Unknown	1	1.23%	$135,200.00	0.77%
Total	81	100.00%	$17,499,440.11	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	68	83.95%	$14,841,302.24	84.81%
Condo, Low Rise	1	1.23%	$196,800.00	1.12%
PUD	6	7.41%	$1,782,428.00	10.19%
Townhouse	1	1.23%	$158,000.00	0.90%
Single-wide Manufactured Housing	2	2.47%	$112,142.97	0.64%
Other	1	1.23%	$88,200.00	0.50%
Unavailable	2	2.47%	$320,566.90	1.83%
Total	81	100.00%	$17,499,440.11	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	78	96.30%	$17,047,440.11	97.42%
Investment	2	2.47%	$224,000.00	1.28%
Second Home	1	1.23%	$228,000.00	1.30%
Total	81	100.00%	$17,499,440.11	100.00%

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